SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 20, 2001


                                HORIZON PCS, INC.

               (Exact name of registrant as specified in charter)


         Delaware                 333-51240                    31-1707839
      State or other       (Commission File Number)          (IRS Employer
     jurisdiction of                                       Identification No.)
      incorporation)



    68 East Main Street
     Chillicothe, Ohio                                         45601-0480
   (Address of principal                                       (Zip Code)
    executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

Item 5.  Other Events.

     Effective as of August 20, 2001, the Company entered into an Amendment to Network Services Agreement, with Virginia PCS Alliance, L.C. and West Virginia PCS Alliance, L.C. (collectively, the "Alliances"). Pursuant to this Amendment, the Company will be obligated to begin paying a minimum monthly fee for a monthly allotment of minutes of use on the Alliances' network through December 31, 2003. To the extent the Company utilizes the Alliances' network in excess of the allotted number of minutes, the Company will pay fees on a per minute basis. Under this Amendment, the Company expects to incur lower overall fees at its expected usage levels. In addition, the Alliances will be obligated to upgrade their networks to provide 3G technology. Pursuant to a related agreement between the Alliances and Sprint PCS, the Alliances have also agreed to modify their networks to cause Sprint PCS to be in compliance with the FCC's construction requirements for PCS networks, within the service areas covered by the Company's Network Services Agreement with the Alliances.

     Effective as of August 20, 2001, the Company and Sprint PCS entered into Addendum VI to the Company's Management Agreement. Pursuant to this Addendum, the Company agreed to certain buildout and reimbursement obligations in the event that the Alliances fail to modify their networks to cause Sprint PCS to be in compliance with the FCC's construction requirements for PCS networks. In addition, the Company agreed to cause the implementation of 3G technology in the service areas covered by the Network Services Agreement with the Alliances. As described in the preceding paragraph, the Alliances have, in turn, agreed to implement 3G technology in their networks.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

Exhibit
Number         Description
--------       -----------
10.19.1        +  Amendment  to  Network  Services  Agreement  by and  among the
               Registrant,  West  Virginia PCS  Alliance,  L.C. and Virginia PCS
               Alliance, L.C. dated as of August 20, 2001

10.3.2 Addendum VI to Sprint PCS Management Agreement by and among the Registrant, Sprint Spectrum L.P., SprintCom, Inc. and Sprint Communications Company L.P.

____________________
+ Horizon PCS, Inc. has requested confidential treatment for certain portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HORIZON PCS, INC.

Date: August 24, 2001          By:  /s/ Peter M. Holland
                                    --------------------------------------------
                                    Peter M. Holland
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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